UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/09/2005

AEOLUS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50481

Delaware	56-1953785
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

23811 Inverness Place
Laguna Niguel, California 92677
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 4.01.    Changes in Registrant's Certifying Accountant

    On September 9, 2005, Aeolus Pharmaceuticals, Inc. ("Aeolus") received notice from its independent registered public accounting firm, Grant Thornton LLP ("Grant Thornton"), stating that, as a result of the Company's relocation of its corporate headquarters to Southern California, it was resigning as the Company's independent registered public accounting firm. Aeolus has engaged the services of Haskell & White LLP ("Haskell & White") as its new independent registered public accounting firm. Haskell & White are headquartered in Southern California (Irvine, CA). The change in auditors became effective on September 9, 2005. The engagement of Haskell & White by Aeolus followed Aeolus' decision to seek proposals from independent registered public accounting firms to audit its financial statements, and was approved by Aelous' Board of Directors. Haskell & White will audit the financial statements of Aeolus for the fiscal year ending September 30, 2005.

    Grant Thornton was engaged on October 11, 2004 to audit the financial statements of Aeolus for the fiscal year ended September 30, 2004 and performed reviews of Aeolus' financial statements for the quarters ended December 31, 2004, March 31, 2005 and June 30, 2005. Grant Thornton's report on Aeolus' financial statements for the fiscal year ended September 30, 2004 did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope, or accounting principles.

    For the fiscal year ended September 30, 2004 and during the most recent three fiscal quarters of Aeolus ended June 30, 2005, and the subsequent interim period through September 9, 2005, there were no disagreements between Aeolus and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement in connection with its reports. A letter from Grant Thornton is attached hereto as Exhibit 16.1.

    None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K have occurred for the fiscal year ended September 30, 2004, within the three most recent fiscal quarters of Aeolus ended June 30, 2005 or within the interim period through September 9, 2005.

    During the two most recent fiscal years of Aeolus ended September 30, 2004, and the subsequent interim period through September 9, 2005, Aeolus did not consult with Haskell & White regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

Date: September 15, 2005.	By:	/s/ Michael P. McManus
Michael P. McManus
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
EX-16.1	Letter of Grant Thornton LLP regarding change in independent public accountants.